THIRD AMENDMENT TO
AMENDMENT TO DEBENTURES AND WARRANTS,
AGREEMENT AND WAIVER

THIS THIRD AMENDMENT TO AMENDMENT TO DEBENTURES AND WARRANTS, AGREEMENT AND WAIVER (this “Agreement”) is entered into as of October 31, 2009 (the “Effective Date”) by and among Ecotality, Inc., a Nevada corporation (the “Company”), on the one hand, and Enable Growth Partners LP (“EGP”), Enable Opportunity Partners LP (“EOP”), Pierce Diversified Strategy Master Fund LLC, Ena (“Pierce”, together with EGP, EOP and Pierce, the “Enable Funds”), Shenzhen Goch Investments Ltd. (“SGI”) and BridgePointe Master Fund Ltd. (“BridgePointe,” together with the Enable Funds and SGI, each individually referred to as an “Existing Holder” and collectively as the “Existing Holders” or the “Existing Investors”).  Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the May 2009 Amendment (as defined below).

Recitals

WHEREAS, the Debtors and the Existing Holders entered into an Amendment to Debentures and Warrants, Agreement and Waiver on or about May 15, 2009, as amended by the First Amendment and the Second Amendment (the “May 2009 Amendment”);

WHEREAS, on or about July 2, 2009, the Existing Investors entered into a First Amendment to Amendment to Debentures and Warrants, Agreement and Waiver (the “First Amendment”);

WHEREAS, on or about July 2, 2009, the Existing Investors entered into a Second Amendment to Amendment to Debentures and Warrants, Agreement and Waiver (the “Second Amendment”);

WHEREAS, the Company met the First Management Incentive Target on September 30, 2009, but has not yet issued to Jonathan Read, President and Chief Executive Officer of the Company, any shares of Common Stock or warrants to purchase shares of Common Stock as permitted by Section 30(a) of the May 2009 Amendment;

WHEREAS, the Company and the Investors now desire that the terms of Section 30 of the May 2009 Amendment be further modified and clarified and have entered into this Agreement to document their agreement regarding such modifications.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein, and intending to be legally bound hereby, the undersigned parties hereby agree as follows:

A.           Incorporation of Preliminary Statements. The Recitals set forth above by this reference hereto are hereby incorporated into this Agreement.

B.         Amendment to Section 30 of the May 2009 Amendment.

(1)         Amendment to Section 30(a) of the May 2009 Amendment.  Section 30(a) of the May 2009 Amendment is hereby amended and replaced in its entirety with the following:

Issuances Upon Satisfaction of First Management Incentive Target.  As of September 30, 2009, the Company shall be entitled to grant to Jonathan Read, President and Chief Executive Officer of the Company, 40,410,312 shares of Common Stock, as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Company’s Common Stock (the “First Incentive Common Stock Grant”), subject to such conditions and vesting schedule as the Company may, in its reasonable discretion, impose on the First Incentive Grant Amount; provided, however, that in no event shall such grant occur later than January 15, 2010 (the “Latest First Grant Date”).  In lieu of the First Incentive Common Stock Grant, the Company shall be entitled to instead grant to Jonathan Read any combination of the following (the “Substitution First Incentive Grant”), so long as the economic value of such Substitution First Incentive Grant is equal to the value of the First Incentive Common Stock Grant had it had been granted on such date and subject to similar conditions: (i) shares of Series A Convertible Preferred Stock of the Company (“Series A Preferred Stock”) convertible into 40,410,312 shares of Common Stock, as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Company’s Common Stock; or (ii)(A) options to acquire, at fair market value on the date of grant, up to 40,410,312 shares of Common Stock, shares of Series A Preferred Stock convertible into 40,410,312 shares of Common Stock or a combination of such shares of Common Stock and Series A Preferred Stock, in each case, as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Company’s Common Stock; and (B) shares of Common Stock or Series A Preferred Stock (or any combination thereof) with a fair market value equal to the fair market value of the First Incentive Common Stock Grant on such date.  Any Substitution First Incentive Grant may be subject to such conditions and vesting schedule as the Company may, in its reasonable discretion, impose on the Substitution First Incentive Grant; provided, however, that in no event shall such grant occur later than the Latest First Incentive Grant Date.  For purposes hereof, the “First Management Incentive Target,” the “Second Management Incentive Target” and the “Third Management Incentive Target” shall each have the respective meanings set forth on Schedule I attached hereto shall be referred to as the “Management Incentive Target Schedule.”

(2)         Amendment to Section 30(b) of the May 2009 Amendment.  Section 30(b) of the May 2009 Amendment is hereby amended and replaced in its entirety with the following:

Issuances Upon Satisfaction of First and Second Management Incentive Targets.  “If and when the Company has met both the First Management Incentive Target and the Second Management Incentive Target hereto on the respective dates specified next to each such Management Incentive Target in the Management Incentive Target Schedule, the Company shall be entitled to issue to the employees, officers or directors of the Company, in addition to anything issued pursuant to Section 30(a) hereof, 49,951,714 shares of Common Stock, as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Company’s Common Stock (the “Second Incentive Common Stock Grant”), subject to such conditions and vesting schedule as the Company may, in its reasonable discretion, impose on the Second Incentive Grant Amount; provided, however, that in no event shall such grant occur later than six (6) months after the date that the Company meets the Second Management Incentive Target (the “Latest Second Grant Date”).  In lieu of the Second Incentive Common Stock Grant, the Company shall be entitled to instead grant to such employees, officers and directors any combination of the following (the “Substitution Second Incentive Grant”), so long as the economic value of such Substitution Second Incentive Grant is equal to the value of the Second Incentive Common Stock Grant had it had been granted on such date and subject to similar conditions: (i) shares of Series A Preferred Stock convertible into 49,951,714 shares of Common Stock, as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Company’s Common Stock; or (ii)(A) options to acquire, at fair market value on the date of grant, up to 49,951,714 shares of Common Stock, shares of Series A Preferred Stock convertible into 49,951,714 shares of Common Stock or a combination of such shares of Common Stock and Series A Preferred Stock, in each case, as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Company’s Common Stock; and (B) shares of Common Stock or Series A Preferred Stock (or any combination thereof) with a fair market value equal to the fair market value of the Second Incentive Common Stock Grant on such date.  Any Substitution Second Incentive Grant may be subject to such conditions and vesting schedule as the Company may, in its reasonable discretion, impose on the Substitution Second Incentive Grant; provided, however, that in no event shall such grant occur later than the Latest Second Incentive Grant Date.”

(3)         Amendment to Section 30(c) of the May 2009 Amendment.  Section 30(c) of the May 2009 Amendment is hereby amended and replaced in its entirety with the following:

“Issuances Upon Satisfaction of First, Second and Third Management Incentive Targets.  “If and when the Company has met the First Management Incentive Target, the Second Management Incentive Target and the Third Management Incentive Target hereto on the respective dates specified next to each such Management Incentive Target in the Management Incentive Target Schedule, the Company shall be entitled to issue to the employees, officers or directors of the Company, in addition to anything issued pursuant to Sections 30(a) and 30(b) hereof, 49,951,713 shares of Common Stock, as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Company’s Common Stock (the “Third Incentive Common Stock Grant”), subject to such conditions and vesting schedule as the Company may, in its reasonable discretion, impose on the Second Incentive Grant Amount; provided, however, that in no event shall such grant occur later than six (6) months after the date that the Company meets the Third Management Incentive Target (the “Latest Third Grant Date”).  In lieu of the Third Incentive Common Stock Grant, the Company shall be entitled to instead grant to such employees, officers and directors any combination of the following (the “Substitution Third Incentive Grant”), so long as the economic value of such Substitution Third Incentive Grant is equal to the value of the Third Incentive Common Stock Grant had it had been granted on such date and subject to similar conditions: (i) shares of Series A Preferred Stock convertible into 49,951,713 shares of Common Stock, as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Company’s Common Stock; or (ii)(A) options to acquire, at fair market value on the date of grant, up to 49,951,713 shares of Common Stock, shares of Series A Preferred Stock convertible into 49,951,713 shares of Common Stock or a combination of such shares of Common Stock and Series A Preferred Stock, in each case, as adjusted to reflect any stock dividend, stock split, reverse stock split or recapitalization of the Company’s Common Stock; and (B) shares of Common Stock or Series A Preferred Stock (or any combination thereof) with a fair market value equal to the fair market value of the Third Incentive Common Stock Grant on such date.  Any Substitution Third Incentive Grant may be subject to such conditions and vesting schedule as the Company may, in its reasonable discretion, impose on the Substitution Third Incentive Grant; provided, however, that in no event shall such grant occur later than the Latest Third Incentive Grant Date.”

C.           No Further Amendments.  Except as set forth above, the May 2009 Amendment shall remain in full force and effect in accordance with its terms.

D.           Counterparts.  This Agreement may be executed in counterparts and delivered by facsimile and all so executed and delivered shall constitute a single original.

[signature pages follow]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ECOTALITY, INC., a Nevada corporation

By:
Name:
Title:	President

[signature page of Holders/Investors follows]

Convertible Debenture Holders’ Signature Page

BRIDGEPOINTE MASTER FUND LTD.

By:
Name:
Title:

ENABLE GROWTH PARTNERS LP

By:
Name:
Title:

ENABLE OPPORTUNITY PARTNERS LP

By:
Name:
Title:

PIERCE DIVERSIFIED STRATEGY MASTER FUND LLC, ENA

By:
Name:
Title:

SHENZHEN GOCH INVESTMENT LTD.

By:
Name:
Title: